UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PLUS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Your Vote Counts!  PLUS THERAPEUTICS, INC. C/O BROADRIDGE  P.O. BOX 1342  BRENTWOOD, NY 11717  PLUS THERAPEUTICS, INC.  2026 Annual Meeting  Vote by May 13, 2026  11:59 PM ET  You invested in PLUS THERAPEUTICS, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 14, 2026.  Get informed before you vote  View the Proxy Statement and the 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 14, 2026  9:00 a.m. Eastern Time  Virtually at: www.virtualshareholdermeeting.com/PSTV2026  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V90026-P50350

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Elect six (6) members of our board of directors for a one-(1) year term, to hold office until our Annual Meeting of Stockholders in 2027 and until their successors are duly elected and qualified, or until their earlier death, resignation or removal;  For  Nominees:  Howard Clowes 04) Marc H. Hedrick, M.D.  An Van Es-Johansson, MD 05) Ronald A. Andrews  Richard J. Hawkins 06) Kyle Guse, Esq., MBA  2. Ratification of the appointment of CBIZ P.C. as our independent registered public accounting firm for the 2026 fiscal year;  For  3. Provide a non-binding advisory vote on the compensation of our named executive officers; and  For  4. Proposal to Approve the Sixth Amendment and Restatement of the 2020 Stock Incentive Plan.  For  NOTE: In addition to the above, we may transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends  V90027-P50350